INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Income
Portfolio

Prospectus
April 29, 2016

Ultra-Short Income Portfolio	Ticker Symbol
Class IR	MULSX
Institutional Class	MUIIX
Class A	MUAIX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund Trust Prospectus

Portfolio Summary

Ultra-Short Income Portfolio

Objective

The Ultra-Short Income Portfolio (the "Portfolio") seeks current income with capital preservation while maintaining liquidity.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class IR	Institutional Class	Class A
Advisory Fee	0.20%	0.20%	0.20%
Shareholder Service or 12b-1 Fee	None	0.05%	0.25%
Other Expenses†	0.20%	0.21%	0.25%
Total Annual Portfolio Operating Expenses*	0.40%	0.46%	0.70%
Fee Waiver and/or Expense Reimbursement*	0.15%	0.16%	0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.25%	0.30%	0.55%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Class IR	$26	$113
Institutional Class	$31	$131
Class A	$56	$209

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR, 0.30% for the Institutional Class and 0.55% for Class A. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. Because the Portfolio had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Portfolio.

Principal Investment Strategies

The Portfolio invests primarily in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial issuers and non-financial issuers. The Portfolio also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Portfolio's money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.

Pursuant to a fundamental policy adopted by the Portfolio, the Portfolio invests, under normal circumstances, at least 25% of its assets in securities issued by companies in the financial services industry, including banks, broker-dealers and insurance companies.

Securities purchased by the Portfolio (or the issuers of such securities) will carry a rating in the highest two rating categories, A-2, P-2 or F2 or better by Standard & Poor's Ratings Group, a division The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings, Inc. ("Fitch"), respectively, or the equivalent by another nationally recognized statistical rating organization ("NRSRO"), or if such investments are unrated, determined to be of comparable quality by the Adviser, at the time of investment. The Portfolio may invest up to 5% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody's or Fitch, respectively, and no more than 1% of its assets will be invested in an individual security or issuer with such rating.

Under normal circumstances, the Portfolio intends to maintain a maximum weighted average maturity of 90 days or less and a maximum weighted average life of 180 days or less.

Ultra-Short Income
Portfolio (Cont'd)

The Portfolio is not a money market fund and does not seek to maintain a stable net asset value ("NAV").

The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is monitored separately as are the various diversification requirements. The Adviser manages the Portfolio's assets in an attempt to reduce credit or interest rate risks.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed Income Securities. Fixed income securities are
subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates.

•  Financial Services. The Portfolio is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.

•  U.S. Government Securities. The U.S. government securities in which the Portfolio invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go

up. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•  Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•  Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

•  Foreign Money Market Securities. Investing in money market securities of foreign issuers involves some additional risks, including the possibility of adverse political, economic or other developments affecting the issuers of these securities.

•  Municipal Obligations. Because the Portfolio invests in municipal obligations issued by state and local governments and their agencies, the Portfolio may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations. To the extent that the Portfolio invests in municipal obligations of issuers in the same economic sector, it could be more sensitive to economic, business or political developments which affect such sector.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Morgan Stanley Institutional Fund Trust Prospectus

Portfolio Summary

Ultra-Short Income
Portfolio (Cont'd)

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that provide some indication of the risks of an investment in the Portfolio by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio will be available online at www.morganstanley.com/im.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Global Liquidity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Jonas Kolk	Managing Director	Since Inception
Michael Cha	Executive Director	Since Inception

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Institutional Class shares and $1,000 for Class A shares of the Portfolio. To purchase Class IR shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-888-378-1630) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). In addition, you can sell Portfolio shares at any time by enrolling in a systematic withdrawal plan. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How to Purchase Portfolio Shares" and "—How to Redeem Portfolio Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Institutional Class or Class A shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

Ultra-Short Income Portfolio

Objective

The Ultra-Short Income Portfolio seeks current income with capital preservation while maintaining liquidity.

The Portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Portfolio invests primarily in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial issuers and non-financial issuers. The Portfolio also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Portfolio's money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.

Pursuant to a fundamental policy adopted by the Portfolio, the Portfolio invests, under normal circumstances, at least 25% of its assets in securities issued by companies in the financial services industry, including banks, broker-dealers and insurance companies.

Securities purchased by the Portfolio (or the issuers of such securities) will carry a rating in the highest two rating categories, A-2, P-2 or F2 or better by S&P, Moody's or Fitch, respectively, or the equivalent by another NRSRO, or if such investments are unrated, determined to be of comparable quality by the Adviser, at the time of investment. The Portfolio may invest up to 5% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody's or Fitch, respectively, and no more than 1% of its assets will be invested in an individual security or issuer with such rating.

Under normal circumstances, the Portfolio intends to maintain a maximum weighted average maturity of 90 days or less and a maximum weighted average life of 180 days or less.

The Portfolio is not a money market fund and does not seek to maintain a stable NAV.

Process

The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is monitored separately as are the various diversification requirements. The Adviser manages the Portfolio's assets in an attempt to reduce credit or interest rate risks.

Principal Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates.

Morgan Stanley Institutional Fund Trust Prospectus

Details of the Portfolio

Ultra-Short Income
Portfolio (Cont'd)

The Portfolio is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the U.S. and other countries that are changing many aspects of financial regulation, which can increase costs for new services or products. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the industry as a whole may not be fully known for some time. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies. Economic downturns, credit losses and severe price competition, among other things, can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy.

Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral and result in certain costs and delays.

Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

The Portfolio may invest in U.S. dollar-denominated foreign securities and money market instruments. Although the Portfolio will invest in these securities only if the Adviser determines they are of comparable quality to the Portfolio's U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks may include the possibility of adverse political, economic or other developments affecting the issuers of these securities.

Because the Portfolio invests in municipal obligations issued by state and local governments and their agencies, the Portfolio may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolio's investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities in which the Portfolio may invest include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, municipal bonds, zero coupon bonds, Eurobonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

U.S. Government Securities

The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Government National Mortgage Association and the Federal Housing Administration. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation.

Foreign Securities

The Portfolio may invest in U.S. dollar-denominated securities issued by foreign governmental or corporate issuers, including Eurodollar and Yankee obligations. While these securities are subject to the same type of risks that pertain to domestic issuers, namely credit risk and interest rate risk, they are also subject to other additional risks. Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries.

Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight.

Morgan Stanley Institutional Fund Trust Prospectus

Additional Information about the Portfolio's Investment Strategies and Related Risks

Corporate Debt Obligations

Corporate debt obligations are fixed income securities issued by private corporations. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans, credit card receivables or mortgage or home equity loans that have been securitized in pass through structures. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third-party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors such as defaults on the underlying loans may result in the collateral backing the securities being insufficient to support payment on the securities. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Repurchase Agreements

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Portfolio of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by the Portfolio may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Portfolio may incur a loss upon disposition of them. The risk of such loss may be greater when utilizing collateral other than U.S. government securities. In the event of an insolvency or bankruptcy by the selling institution, the Portfolio's right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio follows procedures that are designed to minimize such risks.

Investment Companies

The Portfolio may invest in investment companies, including money market funds and may invest all or some of its short-term cash investments in any money market fund advised or managed by the Adviser or its affiliates (an "affiliated money market fund"). An investment in an investment company is subject to the underlying risks of that investment company's portfolio securities. In addition to the Portfolio's fees and expenses, the Portfolio generally would bear its share of the investment company's fees and expenses other than advisory and administrative fees of affiliated money market funds.

Promissory Notes

Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry. The Portfolio may invest up to 10% of its net assets in illiquid securities, including unsecured bank promissory notes.

Municipal Obligations

The Portfolio may purchase municipal obligations. Municipal obligations are securities issued by state and local governments and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper, including participations in lease obligations and installment purchase contracts of municipalities. These obligations may have fixed, variable or floating rates.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not meet its investment objective.

Seed Capital

The Adviser and/or its affiliates are expected to provide seed capital in the amount of $250 million to the Portfolio. It is anticipated that the seed capital will be withdrawn from the Portfolio intermittently over time and likely fully removed within one year.

Morgan Stanley Institutional Fund Trust Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2016, the Adviser, together with its affiliated asset management companies, had approximately $405.2 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement will be available in the Portfolio's Annual Report to Shareholders for the fiscal year ended September 30, 2016.

Advisory Fees

The Adviser receives a fee for advisory services equal to 0.20% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 0.25% for Class IR, 0.30% for the Institutional Class and 0.55% for Class A. In determining the actual amount of fee waiver and/or expense reimbursement for the Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the

Portfolio will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Distributor, Adviser and Administrator may also waive distribution fees, advisory fees, administration fees and/or reimburse expenses to enable the Portfolio to maintain a minimum level of daily net investment income. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Distributor, Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

Portfolio Management

The Portfolio is managed by members of the Global Liquidity team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jonas Kolk and Michael Cha.

Messrs. Kolk and Cha have been associated with the Adviser in an investment management capacity since 2004 and 2008, respectively.

Additional Information

The Portfolio's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Shareholder Information

Share Class Arrangements

The Fund currently offers investors Class IR, the Institutional Class and Class A shares of the Portfolio. Portfolio shares are not subject to a sales charge, and Class IR shares are not subject to a shareholder service or 12b-1 fee. In addition, no sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IR, Institutional Class or Class A shares. Class IR and Institutional Class shares generally require investments in minimum amounts that are substantially higher than Class A shares.

Minimum Investment Amounts

Institutional Class Shares

Institutional Class shares are available to investors who at the time of initial purchase make a minimum investment of $5,000,000. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases including, but not limited to, shares of the Portfolio purchased through a Financial Intermediary, when the Adviser anticipates the combined value of a client's investments will meet or exceed the minimum or to clients of the Adviser's broker-dealer affiliates.

Class A Shares

The minimum investment amount is generally $1,000 for Class A shares of the Portfolio. The minimum initial investment amount may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Portfolio shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined herein), such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies, whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A shares of the Portfolio in additional Class A shares of the Portfolio; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IR Shares

Class IR shares are offered only to eligible investors meeting certain minimum investment requirements at the discretion of the Adviser. To purchase Class IR shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Code, in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Portfolio shares purchased by or through: (1) certain other registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

General

If the value of your account falls below the minimum initial investment requirements for Class IR, the Institutional Class or Class A shares as a result of share

Morgan Stanley Institutional Fund Trust Prospectus

Shareholder Information

Shareholder Information (Cont'd)

redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of the shares of the Portfolio. The Distributor receives no compensation from the Fund for distributing Class IR shares of the Portfolio. The Fund has adopted a Shareholder Services Plan with respect to the Institutional Class shares of the Portfolio, under which the Portfolio pays the Distributor a shareholder services fee of up to 0.05% of the average daily net assets of the Institutional Class shares. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), under which the Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of the Class A shares. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Institutional Class or Class A shares. Such fees relate solely to the Institutional Class or Class A shares and will reduce the net investment income and total return of the Institutional Class or Class A shares. The Distributor may waive distribution fees to enable the Portfolio to maintain a minimum level of daily net investment income. The Distributor may discontinue these voluntary fee waivers at any time in the future. Because the fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of the Portfolio's shares. For more information, please see the Portfolio's SAI.

About Net Asset Value

The NAV per share of a Class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the

Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Portfolio. In making this calculation, the Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund's Board of Trustees.

To the extent the Portfolio invests in open-end management companies (other than exchange-traded funds) that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Pricing of Portfolio Shares

Shares of the Portfolio may be purchased or sold (redeemed) at the NAV next determined after the Fund receives your order and State Street Bank and Trust Company (the "Custodian") receives monies credited by a Federal Reserve Bank ("Federal Funds") prior to the close of the Federal Reserve Wire Network. You begin earning dividends the same day your Shares are purchased provided the Fund receives your purchase amount in Federal Funds that day as set forth above. Orders to purchase shares of the Portfolio must be received by the Fund prior to 4:00 p.m. Eastern time. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the "Pricing Time"). On any business day that the NYSE closes early, or when Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio may close early and purchase orders received after such earlier closing times will be processed the following business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser

Shareholder Information (Cont'd)

believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Portfolio may elect to remain open on days when the NYSE is closed or closes early but on which SIFMA recommends that the bond markets remain open for all or part of the day. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Portfolio does not price its shares. Therefore, to the extent, if any, that the Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares. Purchase orders received by the Fund and not funded by 6:00 p.m. on the trade date may be subject to an overdraft charge.

Portfolio Holdings

A description of the policies and procedures of the Fund with respect to the disclosure of the Portfolio's securities is available in the Portfolio's SAI.

How To Purchase Portfolio Shares

You may purchase shares of the Portfolio on each day that the Portfolio is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase shares of the Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Portfolio. Investors purchasing or selling shares of the Portfolio through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Portfolio through a Financial Intermediary please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

You should discuss with your Financial Intermediary which share Class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, and purchase shares of the Portfolio by completing and signing a New Account Application which you can obtain by calling Morgan Stanley Services Company Inc. or the Fund at (888) 378-1630 (which is generally accessible weekdays 8:00 a.m.-6:00 p.m. EST) and mailing it to Morgan Stanley Institutional Fund

Trust, c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares of the Portfolio purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Portfolio by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to the Custodian. You must forward a completed New Account Application to the Transfer Agent in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund Trust
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Purchase by Internet

If you have properly authorized the Internet Trading Option on your New Account Application and completed, signed and returned to the Fund an Electronic Transactions Agreement, you may place a purchase order for additional shares online through Morgan Stanley's Liquidity Link service at www.morganstanley.com/liquidity. For more information, call Morgan Stanley Services Company Inc. at 1-888-378-1630.

You are responsible for transmitting payments for shares purchased via the Internet in a timely fashion, as set forth above.

Automatic Purchases

Selected accounts that utilize the Portfolio as their sweep vehicle will be reviewed on each business day to determine whether the account has a positive balance as a result of credits incurred that day. If an account has a positive (credit) balance, shares of the Portfolio will automatically be purchased. Any positive (credit) balance will be reduced by any debits to the account on that day and shares of the Portfolio will automatically be sold.

Morgan Stanley Institutional Fund Trust Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Additional Investments

You may purchase additional shares of the Portfolio for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional shares of the Portfolio by wire by following the instructions under "Initial Purchase by Wire."

General

Shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated after we receive your purchase order. Your payment is due on the next business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any Class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Portfolio.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled "Frequent Purchases and Redemptions of Shares."

How To Redeem Portfolio Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, to opt out of such privileges. You may request a redemption of shares

Shareholder Information (Cont'd)

of the Portfolio by calling the Fund at 1-888-378-1630 and requesting that the redemption proceeds be mailed or wired to you. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact the Fund at 1-888-378-1630.

Redemptions by Internet

You may redeem shares online through Morgan Stanley's Liquidity Link service at www.morganstanley.com/liquidity, provided you have a pre-established Internet trading account, as set forth above under "How to Purchase Portfolio Shares." For more information, call the Fund at 1-888-378-1630.

Automatic Redemptions

Selected accounts that utilize the Portfolio as their sweep vehicle will be reviewed on each business day to determine whether the account has any debits that were incurred that day and shares of the Portfolio will automatically be redeemed to cover the debits if such debits have not been reduced by any credits which may have accrued to the account on the same day.

Systematic Withdrawal Plan

If your investment in all of the Morgan Stanley Funds (as defined herein) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semiannual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

To sign up for the systematic withdrawal plan, contact your Financial Intermediary or call toll-free 1-888-378-1630. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Portfolio "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares of the Portfolio by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of Institutional Class and Class A shares of the Portfolio for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a "Morgan Stanley Multi-Class Fund"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any Class of the Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds"), if available, without the

Morgan Stanley Institutional Fund Trust Prospectus

Shareholder Information

Shareholder Information (Cont'd)

imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios, if available, are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-888-378-1630. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges generally are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund Trust, c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-888-378-1630.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the

Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Taxes" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of Portfolio shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the Portfolio, increase Portfolio transaction costs and have a negative effect on the Portfolio's long-term shareholders. For example, in order to handle large flows of cash into and out of the Portfolio, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Portfolio's investment objective. Frequent trading may cause the Portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Portfolio's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Portfolio's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Portfolio's investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The Portfolio may often be used for short term investments and permits short term trading of Portfolio shares. This short term trading may result in additional costs to the Portfolio.

The Portfolio does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Portfolio or its shareholders. The Portfolio's Adviser believes that, because the Portfolio's investments will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Fund's Board of Trustees has determined that it is appropriate for the Portfolio not to have a policy to discourage frequent trading of Portfolio shares. The Portfolio reserves the

Shareholder Information (Cont'd)

right to implement frequent trading policies or other restrictions in the future. The Portfolio also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Taxes

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Portfolio. Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. It is not anticipated that any portion of the distributions by the Portfolio would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

The Portfolio (or its administrative agent) is required to report to the IRS and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Portfolio of investment income and short-term capital gains.

The Portfolio is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolio to enable the Portfolio to determine whether withholding is required.

Morgan Stanley Institutional Fund Trust Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Dividends and Distributions

The Portfolio declares income dividends daily on each business day and pays them monthly to shareholders.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

Morgan Stanley Institutional Fund Trust Prospectus

Financial Highlights

Financial Highlights

No financial information is provided for the Portfolio because it had not commenced operations as of the date of this Prospectus. Financial information will be provided in the first report to shareholders after commencement of operations.

Morgan Stanley Institutional Fund Trust Prospectus

Additional Information

Where to Find Additional Information

In addition to this Prospectus, the Portfolio has a Statement of Additional Information, dated April 29, 2016 (as may be supplemented from time to time), which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Portfolio's Annual Report to Shareholders, when available, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund Trust
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-888-378-1630.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's 1940 Act registration number is 811-03980.

MSIFUSIPRO